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Exhibit 10.3(e)

January , 2005

Dollar Financial Group, Inc.
Dollar Financial Corp.
1436 Lancaster Avenue, Suite 210
Berwyn, Pennsylvania 19312

Re:	Dollar Financial Corp. IPO

Gentlemen:

        Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of November 13, 2003 by and among Dollar Financial Group, Inc. (the "Company"), Dollar Financial Corp. (f/k/a DFG Holdings, Inc.) (the "Parent"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, extended, and replaced, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement).

        The Administrative Agent and, by acknowledging this letter as set forth below, the Lenders, hereby agree that: (1) the outside date for the consummation of the Parent IPO set forth in Paragraph 5(d)(4) of the Credit Agreement is hereby extended to August 15, 2005 and (2) Schedule 5(d)(4) to the Credit Agreement is hereby amended and replaced in its entirety with Replacement Schedule 5(d)(4) attached hereto.

        Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect as written, including, without limitation, all other terms and conditions related to the Parent IPO.

        Please acknowledge your agreement with the terms of this letter by executing and returning the enclosed copy of this letter.

Sincerely,
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
Kevin J. McKhann, Vice President

ACKNOWLEDGED AND AGREED TO: DOLLAR FINANCIAL GROUP, INC.
Donald Gayhardt, President
DOLLAR FINANCIAL CORP. (F/K/A DFG HOLDINGS, INC.)
Donald Gayhardt, President
U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
CITICORP NORTH AMERICA, INC., as a Lender
By:
Name:
Title:

2

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender
By:
Name:
Title:
MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender
By:
Name:
Title:

3

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  Exhibit 10.3(e)